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                                                                   EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated October 31, 1994, included or incorporated by reference in NS Group, Inc.'s Form 10-K for the year ended September 24, 1994, and to all references to our Firm included in or made a part of this Registration Statement.


Cincinnati, Ohio                      /S/ ARTHUR ANDERSEN LLP

December 1, 1995